FIRST AMENDMENT TO CREDIT AGREEMENT

        THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of October 11, 2002 (this “Amendment”), amends the Credit Agreement, dated as of September 20, 2002 (the “Credit Agreement”), among PMA Capital Corporation, a Pennsylvania corporation (the “Borrower”), the various financial institutions parties thereto (collectively, the “Lenders”), Fleet National Bank, as syndication agent, Credit Lyonnais New York Branch, as documentation agent and Bank of America, N.A., as administrative agent (the “Administrative Agent”) for the Lenders. Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

        WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Lenders to extend certain credit facilities to the Borrower from time to time; and

        WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

        SECTION 1. AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.3:

        1.1 Indebtedness. Section 7.2(c) of the Credit Agreement is hereby amended to state in its entirety as follows:

“(c) Indebtedness (other than Indebtedness specified in clauses (a) through (b) above and (d) and (e) below but including Obligations then outstanding) in the aggregate principal amount not exceeding $200,000,000 at any time outstanding, which Indebtedness, other than the Obligations, shall not have any maturity, or be subject to any redemption or prepayment, other than through a conversion of a convertible security into shares of common stock, prior to a date one year after the Stated Maturity Date and provided, that within that time frame the Borrower shall not make any optional redemptions or prepayments of such Indebtedness (other than the Obligations), other than through a conversion of convertible security into shares of common stock.”

        1.2 Restricted Payments. The last sentence of Section 7.5 of the Credit Agreement is hereby amended to state in its entirety as follows:

“The Borrower will not, and will not permit or cause any of its Subsidiaries to, make (or give any notice in respect of) any voluntary or optional payment or prepayment on any Indebtedness or, directly or indirectly, make any redemption (including pursuant to any change of control provision), retirement, defeasance or other acquisition for value of any Indebtedness, or make any deposit or otherwise set aside funds for any of the foregoing purposes except prepayments of the

Obligations and except through a conversion of a convertible security into shares of common stock.”

        1.3 Collateral Release. Section 10.11 of the Credit Agreement is hereby amended to state in its entirety as follows:

“10.11 Collateral Release. The Lenders agree to release the collateral pledged under the Pledge Agreement and to terminate the Pledge Agreement concurrently with the Borrower raising at least $75,000,000 proceeds from the issuance of debt, which debt shall not have any maturity or be subject to any redemption or prepayment, other than through a conversion of a convertible security into shares of common stock, prior to four years after the issuance thereof, so long as at such time no Event of Default or Default shall have occurred and be continuing. The Lenders agree to cooperate with the Borrower to release such collateral concurrently with the receipt of proceeds of at least $75,000,000.”

        SECTION 2. CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied, and notice thereof shall have been given by the Administrative Agent to the Borrower and the Lenders.

        2.1 Receipt of Documents. The Administrative Agent shall have received all of the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Administrative Agent, and in form and substance satisfactory to the Administrative Agent:

(a)Amendment. This Amendment, duly executed by the Borrower, the Agent and the Required Lenders.

        (b) Secretary’s Certificate. A certificate of the secretary or an assistant secretary of the Borrower, as to (i) resolutions of the Board of Directors of the Borrower then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Borrower authorized to act with respect to this Amendment and each other document described herein.

        2.2 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this Amendment, the following statements by the Borrower shall be true and correct (and the Borrower, by its execution of this Amendment, hereby represents and warrants to the Administrative Agent and each Lender that such statements are true and correct as at such times):

        (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Event Default shall have then occurred and be continuing.

        SECTION 3. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby warrants to the Agent and each Lender as follows:

        3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not

(a) contravene the Borrower's Organization Documents;

(b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of the Borrower's properties.

        3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Borrower of this Amendment.

        3.3 Validity, etc. This Amendment constitutes the legal, valid and binding obligation of the Borrower enforceable in accordance with its terms.

        SECTION 4. MISCELLANEOUS.

        4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

        4.2 Payment of Costs and Expenses. The Borrower agrees to pay on demand all expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

        4.3 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

        4.4 Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

        4.5 Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

        4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

        4.7 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

PMA CAPITAL CORPORATION

By:

Title:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By:

Title:

FLEET NATIONAL BANK

By:

Title:

CREDIT LYONNAIS NEW YORK BRANCH,

By:

Title: